UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2019

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Braves Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Liberty Braves Common Stock	BATRK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 21, 2019, Liberty Media Corporation (the “Company”) announced that its Board of Directors (the “Board”) authorized an increase to its existing common stock repurchase program for the repurchase of up to an additional $1 billion of Company common stock. The program may be effected through open market transactions, self-tender offers and/or privately negotiated transactions, which may include derivative transactions and transactions pursuant to a plan, instruction or contract established, given or entered into in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

The program covers repurchases of shares of Liberty SiriusXM common stock, Liberty Formula One common stock and Liberty Braves common stock using funds attributed to the respective group. In addition, shares of Liberty SiriusXM common stock may be repurchased with funds attributed to the Formula One Group (such repurchased shares, the “Intergroup Shares”) to mitigate certain potential liabilities associated with obligations under the outstanding 1.375% Convertible Notes and associated warrants issued by the Company in 2013. Any Intergroup Shares so repurchased will be cancelled, and an intergroup interest of the Formula One Group in the Liberty SiriusXM Group will be created in accordance with the Company’s restated certificate of incorporation. The determination as to when and on what terms Intergroup Shares may be purchased is subject to the approval of a committee of the Board comprised of Gregory B. Maffei, Chief Executive Officer and President of the Company, and Andrea Wong, an independent director of the Company.

As of October 31, 2019, the total remaining repurchase authorization was approximately $419 million (before giving effect to the additional repurchase authorization).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2019

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

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